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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                         March 12, 2003 (March 11, 2003)

                           HEMISPHERX BIOPHARMA, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                    0-27072                      52-0845822
 (state or other juris-           (Commission                 (I.R.S. Employer
diction of incorporation)         File Number)              (Identification No.)

1617 JFK Boulevard, Philadelphia, Pennsylvania                           19103
   (Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (215) 988-0080

         _______________________________________________________________
          (Former name or former address, if changed since last report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

      On March 11, 2003, Hemispherx Biopharma, Inc. (the "Company") executed two agreements with Interferon Sciences, Inc. ("ISI") to purchase certain assets of ISI (the two asset purchase transactions are hereinafter jointly referred to as the "Asset Purchase Transactions" and individually referred to as the "First Asset Purchase" and the "Second Asset Purchase") and consummated the First Asset Purchase.

      In the first agreement with ISI (the First Asset Purchase Agreement"), the Company acquired ISI's inventory of ALFERON N Injection(R), a pharmaceutical product used for the treatment of certain types of genital warts (the "Product"), and a limited license for the production, manufacture, use, marketing and sale of the Product.. For these assets, the Company:

      (i) issued 424,528 shares of its common stock (the "Common Stock") (these shares, along with other shares described below as having a guaranteed value, are sometimes referred to as the "Guaranteed Shares") which had a Market Value (as defined in the First Asset Purchase Agreement) of $675,000 and a guaranteed value of $675,000;

      (ii) issued an additional 62,500 shares of Common Stock without a guaranteed value; and

      (iii) agreed to pay ISI 6 % of the net sales of the Product.

      The Company also is required to pay ISI a service fee and pay certain of ISI's obligations related to the Product. This Agreement obligates the Company to register the Common Stock issued to ISI, sets periodic limits on the number of shares ISI may sell and requires the Company to pay ISI any short fall if the proceeds from ISI's sale of the Guaranteed Shares do not equal or exceed $675,000. The Purchase Price was determined as a result of negotiations between the Company and ISI.

      In the second agreement with ISI (the "Second Asset Purchase Agreement"), ISI has agreed to sell to the Company all of ISI's rights to the Product and other assets related to the Product including, but not limited to, real estate and machinery. For these assets, the Company will:

      (i) issue 424,528 shares of its Common Stock which has a Market Value (as defined in the Second Asset Purchase Agreement) of $675,000 and a guaranteed value of $675,000;

      (ii) issue an additional 62,500 shares of Common Stock without a guaranteed value; and

      (iii) continue to pay ISI 6 % of the net sales of the Product.

      In addition, the Company will be required to satisfy three obligations of the Seller. The Company will satisfy two of these obligations, pursuant to forbearance agreements, by issuing an aggregate of 581,761 shares of Common Stock to the creditors with a guaranteed aggregate value of $925,000.

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      The Second Asset Purchase Agreement obligates the Company to register the
Common Stock to be issued to ISI and the two creditors receiving Common Stock, sets periodic limits on the number of these shares that may be sold and requires the Company to pay any short fall if the proceeds from the sale of the Guaranteed Shares do not equal or exceed their respective guaranteed amounts.

      As mentioned above, the assets to be acquired in the Second Asset Purchase include real estate and machinery. These assets are utilized by ISI, and will be utilized by the Company, primarily to manufacture the purified drug concentrate utilized in the formulation of the Product, quality control, research activities and storage.

      The financial component of the Asset Purchase Transactions is being partially financed with a portion of the proceeds from a private placement of convertible debentures and warrants (see "Item 5. Other Events And Regulation FD Disclosure" below).

      Prior to the Asset Purchase Transactions, neither the Company nor any of its affiliates, directors or officers, nor any associate of any such director or officer, had any relationship with ISI.

      The foregoing descriptions of the Asset Purchase Transactions, the First Asset Purchase Agreement, the Second Asset Purchase Agreement and the two forbearance agreements are qualified in their entirety by reference to the full text of the First Asset Purchase Agreement, the Second Asset Purchase Agreement and the two forbearance agreements, which are filed as Exhibits 2.1, 2.2, 10.1 and 10.2 to this Report and incorporated herein by reference.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      On March 12, 2003, the Company closed a private placement to two institutional investors of 6% senior secured convertible debentures due January 31, 2005 in the aggregate principal amount of $5,426,000 (the "Debentures") and Warrants to purchase an amount of shares of Common Stock equal to 20% of the shares issuable upon conversion of the Debentures.

      Funding to the Company from the Debentures will be in stages. Initial funding will occur following satisfaction by the Company of certain conditions, principally, the execution of an account control agreement.

      For a complete description of this transaction, see the Securities Purchase Agreement, Form of Convertible Debenture, Form of Warrant and Registration Rights Agreement filed as Exhibits 10.3, 10.4, 10.5 and 10.6 to this Report and incorporated herein by reference.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial Statements. All required financial statements and pro forma financial information will be filed by amendment to this Report not later than sixty (60) days after the due date of this Report.

      (b) Pro Forma Financial Information. All required financial statements and pro forma financial information will be filed by amendment to this Report not later than sixty (60) days after the due date of this Report.

      (c) Exhibits. The following exhibits are filed herewith:

      2.1 First Asset Purchase Agreement dated March 11, 2003, by and between the Company and ISI.

      2.2 Second Asset Purchase Agreement dated March 11, 2003, by and between the Company and ISI.

      10.1 Forbearance Agreement dated March 11, 2003, by and between ISI, the American National Red Cross and the Company.

      10.2 Forbearance Agreement dated March 11, 2003, by and between ISI, GP Strategies Corporation and the Company.

      10.3 Securities Purchase Agreement, dated March 12, 2003, by and among the Company and the Buyers named therein.

      10.4  Form of 6% Convertible Debenture of the Company.

      10.5  Form of Warrant for Common Stock of the Company.

      10.6 Registration Rights Agreement, dated March 12, 2003, by and among the Company and the Buyers named therein.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 HEMISPHERX BIOPHARMA, INC.

March 12, 2003                         By:        /s/ William A. Carter
                                           -------------------------------------
                                            William A. Carter, M.D., President